UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2004

Naturade, Inc.

(Exact name of registrant as specified in its charter)

Delaware	33-7106-A	23-2442709
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14370 Myford Road, Irvine, California 92606

(Address of principal executive offices) (Zip Code)

714-573-4800

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit Number	Description
10.53	Revised Employment Agreement between Naturade, Inc. and Stephen M. Kasprisin, dated as of June 1, 2004.

10.54	Revised Employment Agreement between Naturade, Inc. and Marwan Zreik, dated as of June 1, 2004.

99.1	Press release dated June 10, 2004.

Item 9. Regulation FD Disclosure

On June 10, 2004, the Company announced the promotion of Marwan Zreik from Chief Operating Officer to Executive Vice President of Sales and Stephen M. Kasprisin, the Company’s Chief Financial Officer, has been promoted to Chief Operating Officer. Mr. Kasprisin will retain the title of Chief Financial Officer and principal accounting executive.

The information in this Current Report on Form 8-K, including exhibits, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURADE, INC.

Dated: June 11, 2004	By:	/s/ Stephen M. Kasprisin
Stephen M. Kasprisin
Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description
10.53	Revised Employment Agreement between Naturade, Inc. and Stephen M. Kasprisin, dated as of June 1, 2004.

10.54	Revised Employment Agreement between Naturade, Inc. and Marwan Zreik, dated as of June 1, 2004.

99.1	Press release dated June 10, 2004.